UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 16, 2025
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On April 16, 2025, Diane Holder notified the Board of Directors (the “Board”) of Evolent Health, Inc. (the “Company”) that she will not stand for re-election to the Board at the Company’s annual meeting of stockholders scheduled to be held on June 5, 2025 (the “2025 Annual Meeting”). Ms. Holder’s current term on the Board will expire at the 2025 Annual Meeting. Ms. Holder’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

Nomination of Director

In connection with Ms. Holder’s departure, the Board has recommended, following the recommendation of the Board’s Nominating and Governance Committee, that Shawn Guertin stand for election to the Board by the Company’s stockholders at the 2025 Annual Meeting.

Mr. Guertin, 61, served as the Executive Vice President and Chief Financial Officer (“CFO”) at CVS Health Corporation (“CVS Health”) from May 2021 to October 2023 and remained with CVS Health through May 2024. From January 2014 to May 2019, Mr. Guertin served as the Executive Vice President, CFO and Chief Enterprise Risk Officer at Aetna, Inc. (“Aetna”) and as the Senior Vice President, CFO and Chief Enterprise Risk Officer from February 2013 to January 2014. Prior to that role, Mr. Guertin served as the Head of Business Segment Finance at Aetna from April 2011 to February 2013. Previously, Mr. Guertin held several leadership roles at Coventry Health Care, Inc. from January 1998 to December 2009, including CFO and Treasurer from January 2005 to December 2009. Mr. Guertin previously served on the boards of directors of DaVita Inc. and TriNet Group, Inc. He received a B.A. in Mathematics from Boston University.

On April 22, 2025, the Company issued a press release announcing the items contained in this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibits 99.1 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2025 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise are set forth in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders, filed with the SEC on April 26, 2024 (the “2024 Proxy Statement”) and the Company’s Current Report on Form 8-K, filed with the SEC on February 4, 2025. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING

DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Evolent Health, Inc., Attention: Investor Relations, 1812 N. Moore Street, Suite 1705, Arlington, VA 22209, or from the Company’s website, www.evolent.com.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 22, 2025.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: April 22, 2025